================================================================================





                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                               ___________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                               September 30, 2004
                Date of Report (Date of earliest event reported)

                              METALDYNE CORPORATION

             (Exact name of registrant as specified in its charter)

            Delaware                     1-12068             38-2513957
(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)        file number)      Identification No.)

                               47659 Halyard Drive
                            Plymouth, Michigan 48170
                    (Address of principal executive offices)
                                 (734) 207-6200

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 1.01.  Entry into a Material Definitive Agreement.

     Metaldyne Corporation (the "Company") entered into a waiver in respect of and amendment to its senior secured credit facilities with the various lenders thereunder. The form of this waiver and amendment is attached hereto as Exhibit
10.1 and is incorporated by reference into this item. Certain lenders under the senior secured credit facilities are limited partners or affiliates of limited partners in Heartland Industrial Partners, L.P., the Company's controlling shareholder. Certain of the Company's lenders or their affiliates also beneficially own common stock in the Company. In particular, an affiliate of Credit Suisse First Boston owns approximately 23.8% of the Company's common stock and has the right to appoint one of the Company's directors and Credit Suisse First Boston is a lender and the Syndication Agent under the Company's senior secured credit facilities.

Item 7.01.  Regulation FD.

     On September 30, 2004, the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the receipt of a waiver and amendment in respect of its senior secured credit facilities and a waiver in respect of its accounts receivables securitization facility. The form of the waivers and amendment are attached hereto as Exhibits 10.1 and 10.2.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.   Description
         -----------   -----------

         10.1 Form of Senior Secured Credit Facility Waiver and Amendment

         10.2          Form of Receivables Facility Waiver and Agreement

         99.1          Press Release

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 1, 2004


                                   METALDYNE CORPORATION



                                   By:  /s/ Jeffrey M. Stafeil
                                        ----------------------------------
                                        Name:  Jeffrey M. Stafeil
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX




      Exhibit No.   Description
      -----------   -----------

      10.1          Form of Senior Secured Credit Facility Waiver and Amendment

      10.2          Form of Receivables Facility Waiver and Agreement

      99.1          Press Release

                                                                    Exhibit 10.1


          [FORM OF] WAIVER AND AMENDMENT NO. 3 dated as of September 29, 2004 (this "Waiver"), to the Credit Agreement dated as of November 28, 2000 (as amended and restated as of June 20, 2002, and as amended by Amendment No. 1 thereto dated as of July 15, 2003, the "Credit Agreement"), among METALDYNE CORPORATION ("Holdings"), METALDYNE COMPANY LLC (the "Parent Borrower"), the Foreign Subsidiary Borrowers party thereto (together with Holdings and the Parent Borrower, the "Borrowers"), the financial institutions party to the Credit Agreement as lenders (the "Lenders"), JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent, CREDIT SUISSE FIRST BOSTON, as Syndication Agent and COMERICA BANK, FIRST UNION NATIONAL BANK, NATIONAL CITY BANK and BANK ONE, NA, each as Documentation Agent.

     A. The Borrowers have requested that the Required Lenders agree to waive and/or amend certain provisions of the Credit Agreement as set forth herein.

     B. The Required Lenders are willing so to waive such provisions of the Credit Agreement and amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

     C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     SECTION 1. Waivers. (a) The Required Lenders hereby waive the obligation to deliver (i) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for fiscal year 2003 required to be delivered by Section 5.01(a) of the Credit Agreement (the "2003 Financial Statements"), (ii) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for the fiscal quarter ending March 31, 2004 and the fiscal quarter ending June 30, 2004, in each case required to be delivered by Section 5.01(b) of the Credit Agreement (collectively with the 2003 Financial Statements, the "Covered Financial Statements") and (iii) the certificate required to be delivered by Section 5.01(d)(i) of the Credit Agreement, but only to the extent such certificate relates to or would cover any of the Covered Financial Statements, in each case until the earlier of (x) the date on which (A) an event of default occurs under any Material Indebtedness (other than the Indentures (as defined below), the Credit Agreement, the Permitted Receivables Financing and lease agreements) or (B) a notice of termination is delivered under any lease agreement that constitutes or would constitute Material Indebtedness, in each case for failure to deliver any of the Covered Financial Statements, (y) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the indentures (the "Indentures") with respect to the 10% Senior Notes due 2013, the 11% Senior Subordinated Notes due 2012 or the 10% Senior Subordinated Notes originally issued to an Affiliate of DaimlerChrysler Inc. (provided that (i) no Revolving Loan (other than Revolving Loans related to an LC Disbursement in respect of any Letter of Credit that is outstanding on the date that this Waiver becomes effective) shall be made and (ii) no Letters of Credit shall be issued, in each case under the Credit Agreement, following the delivery of any such notice of default under this clause (y)) or (z) November 15, 2004 (the period commencing on the date this Waiver becomes effective and ending on the earlier of the dates referred to in clauses (x), (y) and (z) of this Section being referred to herein as the "Covered Period").

     (b) The Required Lenders hereby waive the application of all representations and warranties in Article III of the Credit Agreement and in any certificates delivered under the Credit Agreement and the covenant in Section
5.09 under the Credit Agreement to the extent such representations and warranties relate to the Internal Evaluation (as defined below), except to the extent that the facts relating to the matters that are the subject of the Internal Evaluation become materially inconsistent with such facts previously disclosed to the Administrative Agent, and such inconsistency is materially adverse to the Lenders.

     (c) The Required Lenders hereby waive any Default arising from (i) the failure of the Borrowers to comply with the requirements of Sections 5.01(a), 5.01(b) and 5.01(d)(i) of the Credit Agreement (to the extent limited by Section 1(a)(iii) above) during the Covered Period and (ii) the application of any of the representations and warranties in Article III of the Credit Agreement and in any certificates delivered under the Credit Agreement and the covenant in
Section 5.09 under the Credit Agreement (in each case, to the extent limited by Section 1(b) above).

     (d) The waivers provided for by Section 1(a) and (c)(i) above shall terminate and expire at 11:59 p.m., New York City time, on the final day of the Covered Period to the extent specified above, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent and the Lenders shall have all such rights and remedies, as if such waiver had never been granted, except to the extent contemplated to survive the Covered Period. Nothing herein shall represent a concession by any Loan Party that a Default has occurred or may occur by reason of any matter to which the waivers and amendments herein relate.

     SECTION 2. Amendment to Section 6.14. Section 6.14 is hereby amended by deleting the table thereof in its entirety and replacing it with the following table:

                        Period(1)                                 Ratio
                        ---------                                 -----

     Second Fiscal Quarter of 2002                            5.00 to 1.00

     Third Fiscal Quarter of 2002                             4.75 to 1.00

     Fourth Fiscal Quarter of 2002                            4.50 to 1.00

     First Fiscal Quarter of 2003                             4.25 to 1.00

     Second Fiscal Quarter of 2003                            4.00 to 1.00

     Third Fiscal Quarter of 2003 to
       First Fiscal Quarter of 2004                           5.25 to 1.00

     Second Fiscal Quarter of 2004                            5.00 to 1.00

     Third Fiscal Quarter of 2004 to
       Fourth Fiscal Quarter of 2004                          4.75 to 1.00

     First Fiscal Quarter of 2005 to
       Second Fiscal Quarter of 2005                          4.50 to 1.00

     Third Fiscal Quarter of 2005                             4.25 to 1.00

     Fourth Fiscal Quarter of 2005                            3.75 to 1.00

     First Fiscal Quarter of 2006 to
       Third Fiscal Quarter of 2006                           3.00 to 1.00

     Fourth Fiscal Quarter of 2006, and thereafter            2.75 to 1.00

--------------------------------

1 The designated Leverage Ratio shall be effective as of the last day of the applicable Fiscal Quarter.


     SECTION 3. Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and to each of the Lenders that:

     (a) This Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

     (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to this Waiver, no Default has occurred and is continuing.

     (d) The Parent Borrower's two press releases each dated as of September 23, 2004, attached hereto as Annex A (such matters that are described therein or the subject thereof collectively and all matters reasonably related thereto are referred to herein as the "Internal Evaluation") states all material facts, and does not omit to state any material facts, necessary to make the statements concerning the Internal Evaluation misleading in any material respect, in light of the circumstances in which they were made, as of the date hereof.

     SECTION 4. Waiver Fee. In consideration of the agreements of the Required Lenders contained in this Waiver, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Waiver prior to 12:00 noon, New York City time, on September 29, 2004, a waiver fee (the "Waiver Fee") equal to .20% on the aggregate amount of the Commitments and outstanding Term Loans of such Lender.

     SECTION 5. Conditions to Effectiveness. This Waiver shall become effective as of April 1, 2004, when (a) the Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of Holdings, the Parent Borrower and the Required Lenders and (ii) the Waiver Fee,
(b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Borrowers pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

     SECTION 6. Credit Agreement. Except as specifically waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Without limiting the generality of the foregoing, the waivers contemplated under Section 1(a), (b) and (c) above shall not affect the obligations of the Parent Borrower to deliver other certificates required by the Credit Agreement except as specifically set forth in Section 1(a), (b) or (c), provided that the Administrative Agent may take such actions reasonably requested by the Parent Borrower with respect to delivery of such required certificates to other Lenders to the extent necessary to ensure that the Parent Borrower is in compliance with Regulation FD of the Securities Exchange Act of 1934. This Waiver shall be a Loan Document for all purposes.

     SECTION 7. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be ~ffecttive as delivery of a manually signed counterpart of this Waiver.

     SECTION 9. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

     SECTION 10. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 11. Replacement of Existing Waiver. Upon satisfaction of the conditions set forth in Section 5 hereof, the Waiver specified in Section 1 will replace and supersede the waiver specified in Section 1 of the Waiver and Amendment dated as of May 26, 2004, to the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

                              METALDYNE CORPORATION,

                                  by
                                     -----------------------------------
                                     Name:
                                     Title:


                              METALDYNE COMPANY LLC,

                                  by
                                     -----------------------------------
                                     Name:
                                     Title:


                              JPMORGAN CHASE BANK, individually
                              and as Administrative Agent and Collateral Agent,

                                  by
                                     -----------------------------------
                                     Name:
                                     Title:

                                                                    Exhibit 10.2



          [FORM OF] WAIVER AND AGREEMENT dated as of September 29, 2004 (this "Waiver"), to the Receivables Transfer Agreement referred to below among MTSPC, INC., (the "Transferor"), METALDYNE CORPORATION (f/k/a MascoTech, Inc.) (the "Parent"), individually, as Collection Agent and as Guarantor, PARK AVENUE RECEIVABLES COMPANY, LLC ("PARCO"), as CP Conduit Purchaser (the "CP Conduit Purchaser"), JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Committed Purchaser for PARCO (the "Committed Purchaser") and as Funding Agent for PARCO, and JPMORGAN CHASE BANK, as Administrative Agent.



   A. The Transferor, the Parent, PARCO, Chase and the Administrative Agent have entered into a Receivables Transfer Agreement dated as of November 28, 2000, as amended, modified and supplemented by the Transfer Supplement and Reduction Notice dated as of May 26, 2004 (the "Receivables Transfer Agreement").

   B. The Transferor has requested that the Collection Agent, the Guarantor, PARCO, Chase and the Administrative Agent (the "Consenting Parties") agree to waive certain provisions of the Receivables Transfer Agreement and refrain from taking certain actions as set forth herein.

   C. The Consenting Parties are willing so to waive such provisions of the Receivables Transfer Agreement pursuant to the terms and subject to the conditions set forth herein.

   D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Transfer Agreement or Schedule A thereto.

     SECTION 1. Waivers by the Consenting Parties. (a) The Consenting Parties hereby waive the obligation to deliver (i) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for fiscal year 2003 required to be delivered by Section 5.01(a)(i) of the Receivables Transfer Agreement (the "2003 Financial Statements"), (ii) the consolidated balance sheets and related statements of operations, stockholders' equity and cash flows as of the end of and for the fiscal quarter ending March 31, 2004 and the fiscal quarter ending June 30, 2004, in each case required to be delivered by Section 5.01(a)(ii) of the Receivables Transfer Agreement (collectively with the 2003 Financial Statements, the "Covered Financial Statements"), (iii) the certificate required to be delivered by
Section 5.01(a)(iii) of the Receivables Transfer Agreement and (iv) the report required to be delivered by Section 6.02(c) of the Receivables Transfer Agreement, in each case until the earlier of: (x) the date on which (A) an event of default occurs under any Material Indebtedness (as defined in the Credit Agreement) other than the Indentures (as defined below), the Receivables Transfer Agreement, the Credit Agreement and lease agreements or (B) a notice of termination is delivered under any lease agreement that constitutes or would constitute Material Indebtedness, in each case for failure to deliver any of the Covered Financial Statements, (y) the date that is 30 days after the date on which a notice of default for failure to deliver any of the Covered Financial Statements is delivered pursuant to any of the indentures (the "Indentures") with respect to the 10% Senior Notes due 2013, the 11% Senior Subordinated Notes due 2012 or the 10% Senior Subordinated Notes originally issued to an Affiliate of DaimlerChrysler Inc. (such 30-day period, the "Lockout Period") or (z) November 15, 2004 (the period commencing on the date this Waiver becomes effective and ending on the earlier of the dates referred to in clauses (x), (y) and (z) of this Section being referred to herein as the "Covered Period"). As a condition to this waiver, each party hereto agrees that during any Lockout Period, no Incremental Transfers shall be made to the CP Conduit Purchaser or the Committed Purchaser under the Receivables Transfer Agreement.

     (b) The Consenting Parties hereby waive the application of all representations and warranties in Sections 3.01(e) and (g) of the Receivables Transfer Agreement and in any certificates delivered under the Receivables Transfer Agreement and the covenant in Section 5.01(d) of the Receivables Purchase

Agreement, with respect thereto to the extent such representations and warranties relate to the Internal Evaluation (as defined below), except to the extent that the facts relating to the matters that are the subject of the Internal Evaluation become materially inconsistent with such facts previously disclosed to the Administrative Agent, and such inconsistency is materially adverse to the CP Conduit Purchaser or the Committed Purchaser.

     (c) The Consenting Parties hereby waive any Termination Event arising from
(i) the failure to comply with the requirements of Sections 5.01(a)(i), 5.01(a)(ii), 5.01(a)(iii) and 6.02(c) of the Receivables Transfer Agreement (to the extent limited by Section 1(a)(iv) above) during the Covered Period and (ii) the application of any of the representations and warranties in Article III of the Receivables Transfer Agreement and in any certificates delivered under the Receivables Transfer Agreement and the covenant in Section 5.01(d) of the Receivables Purchase Agreement (in each case to the extent limited by Section 1(b) above) (such failure or application during the Covered Period being a "Waived Event").

     The Consenting Parties agree that a Waived Event (i) shall not constitute a Potential Termination Event or Termination Event (including without limitation for purposes of Section 2.09(b)) and (ii) shall not constitute the basis for the declaration of the Termination Date pursuant to Section 7.02(a) of the Receivables Transfer Agreement or the "declaration of a Termination Event" as that phrase is used in Section 8.01 of the Receivables Purchase Agreement.

     (d) The waivers and agreements provided for by Sections 1 (a), (c) and (d) above shall terminate and expire at 11:59 p.m., New York City time, on the final day of the Covered Period to the extent specified above, and at all times thereafter the Receivables Transfer Agreement shall apply in all respects, and the Administrative Agent, the CP Conduit Purchaser, the Funding Agent and the Committed Purchaser shall have all such rights and remedies, as if such waiver had never been granted, except to the extent contemplated to survive the Covered Period. Nothing herein shall represent a concession by any Consenting Party that a Default has occurred or may occur by reason of any matter to which the waivers and amendments herein relate.

     SECTION 2. Representations and Warranties. Transferor and Parent represent and warrant to the Administrative Agent and to the Committed Purchaser that:

     (a) This Waiver has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Transferor and the Parent, enforceable against the Transferor and the Parent in accordance with its terms.

     (b) After giving effect to this Waiver, the representations and warranties set forth in Article III of the Receivables Transfer Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) After giving effect to this Waiver, no Termination Event has occurred and is continuing.

     (d) The Parent's two press releases each dated as of September 23, 2004, attached hereto as Annex A (such matters that are described therein or the subject thereof collectively and all matters reasonably related thereto are referred to herein as the "Internal Evaluation") states all material facts, and does not omit to state any material facts, necessary to make the statements concerning the Internal Evaluation misleading in any material respect, in light of the circumstances in which they were made, as of the date hereof.

     SECTION 3. Waiver Fee. In consideration of the agreements of the Administrative Agent and the Required Committed Purchasers contained in this Waiver, the Transferor and the Parent agree to pay to the Administrative Agent, for the account of the Committed Purchaser that delivers an executed counterpart of this Waiver prior to 5:00 p.m., New York City time, on September 29, 2004, a waiver fee (the "Waiver Fee") equal to 0.20% of the aggregate amount of the Commitment attributable to the Committed Purchaser. The Administrative Agent shall distribute the Waiver Fee to the Committed Purchaser for delivering an executed counterpart of this Waiver based on the Committed Purchaser's Commitment.

     SECTION 4. Conditions to Effectiveness. This Waiver shall become effective as of May 26, 2004, when (a) the Administrative Agent shall have received (i) counterparts of this Waiver that, when taken together, bear the signatures of the Administrative Agent, the Transferor, the Parent and the Required Committed Purchasers and (ii) the Waiver Fee, (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent) and (c) all fees and expenses required to be paid or reimbursed by the Transferor or the Parent pursuant hereto or to the Receivables Transfer Agreement or otherwise, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, as applicable.

     SECTION 5. Receivables Transfer Agreement. Except as specifically waived hereby, the Receivables Transfer Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. Without limiting the generality of the foregoing, the waivers and agreement contemplated under Section 1(a), (b) and (c) above shall not affect the obligations of the Transferor or the Parent to deliver other certificates required by the Receivables Transfer Agreement except as specifically set forth in Section 1(a), (b) or (c).

     SECTION 6. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Waiver by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Waiver.

     SECTION 8. Expenses. The Transferor and the Parent agree to reimburse the Administrative Agent, the CP Conduit Purchaser and the Committed Purchaser for their out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

     SECTION 9. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 10. Replacement of Existing Waiver. Upon satisfaction of the conditions set forth in Section 5 hereof, this waiver will replace and supersede the waiver specified in Section 1 of the Waiver and Agreement dated as of May 26, 2004, to the Receivables Transfer Agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first written above.



                                MTSPC, INC., as Transferor


                                By:
                                      --------------------------------------
                                Name:
                                Title:


                                METALDYNE CORPORATION, individually,
                                as Collection Agent and as Guarantor


                                By:
                                      --------------------------------------
                                Name:
                                Title:

JPMORGAN CHASE BANK (formerly known
as The Chase Manhattan Bank), as Administrative Agent


By: __________________________
Name:
Title:


PARK AVENUE RECEIVABLES COMPANY, LLC,
 as CP Conduit Purchaser


By: __________________________
Name:
Title:


JPMORGAN CHASE BANK, as Committed Purchaser for Park Avenue Receivables Company, LLC,


By: __________________________
Name:
Title:


JPMORGAN CHASE BANK, as Funding Agent for
Park Avenue Receivables Company, LLC,


By: __________________________
Name:
Title:

                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE
                                                     Media Contacts:
                                                     Myra Moreland
                                                     734 207-6762

      Metaldyne Announces Receipt of Extended Waivers under Senior Credit and Receivables Facilities

     Plymouth, Michigan (September 30, 2004) -- Metaldyne Corporation (the "Company") announced that it has received new extended waivers in respect of its senior secured credit facilities and accounts receivable securitization facility with respect to certain provisions requiring the Company to deliver financial statements and certain related matters. These waivers extend previously received waivers. As previously announced, an independent inquiry into certain accounting matters has recently been completed and the Company will be making certain adjustments to previously reported financial results as a result of its review of information obtained through the investigation. The Company is in the process of preparing the restatement, as well as recent unreported financial statements, and expects to make appropriate filings with the Securities and Exchange Commission as soon as practicable. Copies of these waivers, which include a modification of one of the credit agreement financial covenants, will be filed with the Securities and Exchange Commission as Exhibits to a Form 8-K.


About Metaldyne

     Metaldyne is a leading global designer and supplier of metal-based components, assemblies and modules for the automotive industry. Through its Chassis, Driveline and Engine groups, the Company supplies a wide range of products for powertrain and chassis applications for engines, transmission/transfer cases, wheel-ends and suspension systems, axles and driveline systems. Metaldyne is also a globally recognized leader in noise and vibration control products.

Forward-Looking Statements

     This press release contains "forward-looking" statements, as that term is defined by the federal securities laws, about the Company's financial condition, results of operations and business. You can find many of these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate", "should" and similar words used in this press release. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. The Company cautions readers not to place undue reliance on the statements, which speak only as of the date of this press release. The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

     Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this press release include general economic conditions and cyclicality in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds; dependence on significant automotive customers; reductions in outsourcing by the Company's automotive customers; increases in the Company's raw material and energy costs; continued availability of arrangements for the Company's liquidity; dependence on third-party suppliers and manufacturers; dependence on key personnel and relationships; product liability; environmental matters; labor costs and strikes at the Company's major direct and indirect customers and at the Company's facilities; the level of competition in the automotive supply industry and pricing pressures from the Company's customers; risks associated with the Company's acquisition strategy and the Company's ability to successfully integrate acquisitions, including successfully taking actions we have identified as providing cost-saving opportunities; technological developments that could competitively disadvantage us; and risks associated with conducting a growing portion of the Company's business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in


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the forward-looking statements included in this press release such as substantial leverage, substantial capital requirements, limitations imposed by the Company's debt instruments and the Company's ability to identify attractive and other strategic acquisition opportunities. There are further risks and uncertainties attendant to the Company's ability to timely address the Company's financial and accounting controls and issues to sufficiently mitigate the risk of material errors in the Company's financial reporting and we cannot be certain that the Company will not suffer material adverse consequences from the completed investigation and the attendant restatement of previously reported financial results and any further review by the Securities and Exchange Commission of such matters and the Company's past and future public filings.